Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Health Sciences Trust

8|31|05

Annual Report

PUTNAM INVESTMENTS

GROWTH FUNDS
look for stocks of
companies that
have the potential
to grow over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam

Health Sciences

Trust

8 | 31 | 05
Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	31
Federal tax information	55
Brokerage commissions	56
About the Trustees	57
Officers	63

Cover photograph: Vineyard, Napa County, California © Charles O'Rear

Message from the Trustees

Dear Fellow Shareholder

During the period ended August 31, 2005, stock and bond markets continued to reflect the moderate growth of the U.S. economy and the strength of corporate profits. The initial impact of the unusually active 2005 hurricane season on the markets appeared relatively minor, but there is widespread concern about the effect the devastation will have on the economy going forward. The Federal Reserve Board’s more restrictive monetary policy, along with high energy prices, had already started to influence the U.S. markets, which have begun to lag behind overseas markets. Whether this policy will be adjusted in the aftermath of the hurricanes remains to be seen. Amid the uncertainties of this environment, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors.

We want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 24 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund’s Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Health Sciences Trust: seeking growth opportunities in a dynamic sector

In 1982, the year Putnam Health Sciences Trust was introduced, the world’s first “test-tube” baby reached her fourth birthday and Barney Clark became the first person to receive a permanent artificial heart. Americans also witnessed the Tylenol scare, and a relatively new, rapidly spreading disease became known as AIDS.

In addition to generating a considerable amount of news, the health-care sector offers many investment opportunities. For more than 23 years, Putnam Health Sciences Trust has sought to capitalize on the growth potential of stocks in this sector. The fund invests across a range of health-care industries, including manufacturers of medical devices, pharmaceutical firms that are developing innovative drugs and treatments, and health-care providers that can deliver high-quality care at a reasonable cost. Since many medical innovations happen overseas, the fund can invest in international as well as U.S. companies, although international investing involves certain risks, such as currency fluctuations, economic instability, and political developments.

In addition to its wide range of opportunities, the health-care sector offers another advantage for investors: its products and services tend to stay in demand regardless of economic conditions. The fund invests in businesses at different stages of growth, from small, rapidly growing companies to large, established global corporations. Of course, investing in small and midsize companies increases the risk of greater price fluctuations. Also, the fund’s focus on a single sector means it involves more risk than a fund that invests more broadly. Therefore, the fund should be considered as just one component of a diversified investment portfolio.

Today, as Americans consider news of cloning, stem-cell research, and the continuing fight against AIDS, Putnam Health Sciences Trust remains focused on targeting growth opportunities for investors.

Stable demand, technological advancements, and attractive growth potential are a few reasons to consider investing in the health-care sector.

Putnam Health Sciences Trust seeks capital appreciation by investing mainly in stocks of companies in the health-sciences industries. The fund targets companies of all sizes in industries such as pharmaceuticals, health-care services, and biotechnology. The fund may be appropriate for investors seeking growth of capital who can accept the risk of investing in a single group of industries.

Highlights

  For the 12 months ended August 31, 2005, Putnam Health Sciences Trust’s class A shares returned 20.14% without sales charges.

  The fund’s primary benchmark, the S&P 500 Index, returned 12.56%. Its secondary benchmark, the Goldman Sachs Healthcare Index, returned 17.65%.

  The average return for the fund’s Lipper category, Health/Biotechnology Funds, was 17.60%.

  Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 8/31/05

Since the fund’s inception (5/28/82), average annual return is 13.58% at NAV and 13.32% at POP.

	Average annual return		Cumulative return

	NAV	POP	NAV	POP
10 years	10.58%	9.98%	173.34%	158.96%

5 years	–1.45	–2.50	–7.04	–11.91

1 year	20.14	13.83	20.14	13.83

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The year in review

We are pleased to report that, for the 12 months ended August 31, 2005, your fund’s results at net asset value (NAV, or without sales charges) exceeded the average return for funds in its Lipper peer group. Furthermore, these results were well ahead of returns for the fund’s primary benchmark, the S&P 500 Index, and its secondary benchmark, the Goldman Sachs Healthcare Index. While we believe the fund’s limited exposure to managed-care companies, which strengthened during the period, detracted somewhat from performance, this was more than offset by the strong performance delivered by fund holdings in biotech-nology, medical devices and health-care services. Overseas holdings, which made up approximately 20% of the portfolio as of the end of the period, also helped performance, as foreign currencies strengthened against the U.S. dollar.

Market overview

During the 12 months ended August 31, 2005, stocks in the health-care sector delivered strong performance overall, led by health-care services stocks such as those of managed-care companies and hospitals. Even stocks in weaker-performing health-care industries, such as pharmaceuticals, generally delivered positive returns during the period. In the broader market, stocks also gained ground overall, although at several points, investors were concerned about rising interest rates, soaring energy prices, and — in the first half of the period — uncertainty in anticipation of the U.S. presidential election. These worries, however, were offset by positive trends. The economy continued to expand, job creation improved, and corporate profits were generally solid.

After the strong post-election rally that closed 2004, stocks advanced in early 2005, then declined in March and April. Although a temporary decline in oil prices buoyed stocks early in the year, investors became concerned once again when oil climbed back to record highs. At the same time, investors were focused on the Federal Reserve Board’s (the Fed’s) series of short-term interest-rate increases. A strong stock market advance in July pushed the S&P 500 Index and Nasdaq Composite Index to new four-year highs. However, in August, the Fed raised short-term interest rates for the 10th consecutive time and stocks declined.

These events and trends affected the health-care sector, but to a lesser degree. Furthermore, health-care stocks generally strengthen during periods of widespread investor uncertainty, since they are perceived as “all-weather” investments.

Strategy overview

In reviewing the strategy of your fund, it is important to remember that changes in the economic or market environment generally do not affect our decision-making process. Our strategy remains fairly constant in all market conditions. We take a bottom-up approach to stock selection, focusing on individual companies, the valuation of their stock, and our assessment of their potential to deliver stronger performance than other companies in their industry.

During the period, the stocks in the fund’s portfolio remained diversified across a wide range of health-care industries, including pharmaceuticals, health-care services, biotechnology, and medical technology. When selecting stocks, we look for companies that exhibit what we believe are high-quality growth characteristics, such as solid product pipelines, strong revenue and

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 8/31/05.

Equities
S&P 500 Index (broad stock market)	12.56%

Goldman Sachs Healthcare Index (health-care stocks)	17.65%

MSCI EAFE Index (international stocks)	23.58%

Russell Midcap Growth Index (midsize-company growth stocks)	26.45%

Bonds
Lehman Aggregate Bond Index (broad bond market)	4.15%

Lehman Government Bond Index (U.S. Treasury and agency securities)	3.90%

Citigroup World Government Bond Index (global government bonds)	6.51%

cash-flow growth, and stock prices that we consider attractive in relation to the company’s growth potential.

Your fund’s holdings

Among the fund’s top-performing holdings for the period was biotechnology firm Amgen. This stock rose after the company announced a jump in its second-quarter revenue, which exceeded analysts’ expectations. The improvement was due in part to strong sales of two drugs it manufactures: Enbrel, a treatment for rheumatoid arthritis, and Aranesp, a treatment for anemia caused by kidney disease or chemotherapy. Another highlight in the portfolio was the stock of Roche Holding, a large pharmaceutical company based in Switzerland. Successful clinical trials for two Roche cancer treatments, Avastin and Herceptin, helped boost the company’s stock price during the period.

Also contributing positively to fund performance during the period was the stock of pharmaceutical distribution company Cardinal Health. This stock had declined sharply in the summer of 2004 when investors became concerned about a change in its business model. We believe those concerns may have been overblown, and we believe the company continues to offer long-term growth potential.

During a period in which some prominent drugs were pulled from the market due to safety concerns, our stock selection in pharmaceuticals was

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

beneficial. Your fund did not own one of the stocks most affected by these issues —Merck, the maker of the pain reliever Vioxx, which was pulled off the market in September after trials found it increased the risk of heart attack and stroke. One of the portfolio’s largest holdings, Wyeth, delivered strong performance due to better-than-expected earnings from two new drugs it markets: Enbrel (manufactured by Amgen, as discussed earlier), and Prevar, a children's vaccine used to prevent pneumococcal bacteria infections. However, Pfizer stock declined after a study found that high doses of the company’s pain reliever, Celebrex, were associated with increased risk of heart attack. At the close of the period, the fund still held a position in Pfizer because we believed it offered an attractive valuation.

In biotechnology, fund holding Biogen Idec declined when the company voluntarily suspended the marketing of its multiple sclerosis drug, Tysabri, in order to conduct further safety testing. Two other detractors from performance were Swiss pharmaceutical company Novartis, which struggled after the failure of a key drug in clinical trials, and HCA, which owns, manages, or operates over 180 hospitals. HCA stock declined as a result of weak second-quarter earnings and low volume growth. Biogen Idec, Novartis, and HCA all remained in the portfolio at the close of the period, as we believe they continue to offer an attractive risk/return tradeoff, despite near-term setbacks.

Please note that all holdings discussed in this report are subject to review in accordance with the fund’s investment strategy and may vary in the future.

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 8/31/05. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry
Johnson & Johnson (8.2%)	Pharmaceuticals

Amgen, Inc. (8.1%)	Biotechnology

Wyeth (6.3%)	Pharmaceuticals

Novartis AG (5.7%)	Pharmaceuticals

Genentech, Inc. (5.3%)	Biotechnology

Roche Holding AG (5.1%)	Pharmaceuticals

Medtronic, Inc. (4.2%)	Medical technology

Cardinal Health, Inc. (4.1%)	Health-care services

Pfizer, Inc. (4.0%)	Pharmaceuticals

Eli Lilly Co. (3.7%)	Pharmaceuticals

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As always, when we consider the outlook for your fund, we are more concerned with the long-term potential of individual companies than with short-term developments in the economy or the markets. While the market as a whole is affected by world events and economic cycles, we believe investors’ long-term goals are best served by our bottom-up approach to stock selection, which relies heavily on fundamental research and analysis. Of course, our beliefs about general themes at work in the market — and the health-care sector in particular — do influence our decisions as well, but not to the same extent.

Despite near-term issues such as rising costs, health-care reform, and drug patent expirations, we believe there are a number of attractive long-term investment opportunities in the health-care sector. At the close of the period, we were finding what we believe to be attractive opportunities in stocks of biotechnology companies, drug distributors, and pharmacy benefit managers. In managing your fund’s portfolio, we will continue to conduct research on a stock-by-stock basis, seeking companies with strong management teams, healthy balance sheets, and the potential to reward investors with capital appreciation over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. This fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly.

Your fund’s performance

This section shows your fund’s performance during its fiscal year, which ended August 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally available only to corporate clients that, for example, maintain large balances on behalf of retirement plan participants. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 8/31/05

	Class A		Class B		Class C		Class M		Class R	Class Y

(inception dates)	(5/28/82)		(3/1/93)		(7/26/99)		(7/3/95)		(1/21/03)	(4/4/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Annual average
(life of fund)	13.58%	13.32%	12.62%	12.62%	12.73%	12.73%	12.91%	12.74%	13.29%	13.65%

10 years	173.34	158.96	153.60	153.60	153.83	153.83	160.13	151.05	166.69	177.09
Annual average	10.58	9.98	9.75	9.75	9.76	9.76	10.03	9.64	10.31	10.73

5 years	–7.04	–11.91	–10.47	–11.98	–10.45	–10.45	–9.31	–12.48	–8.17	–5.87
Annual average	–1.45	–2.50	–2.19	–2.52	–2.18	–2.18	–1.94	–2.63	–1.69	–1.20

1 year	20.14	13.83	19.25	14.25	19.22	18.22	19.55	15.36	19.85	20.44

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for Y shares, the higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Change in the value of a $10,000 investment ($9,475 after sales charge)

Cumulative total return from 8/31/95 to 8/31/05

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $25,360 and $25,383, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $26,013 ($25,105 at public offering price). A $10,000 investment in the fund’s class R and class Y shares would have been valued at $26,669 and $27,709, respectively. See first page of performance section for performance calculation method.

Comparative index returns

For periods ended 8/31/05

			Lipper
	S&P 500	Goldman Sachs	Health/Biotechnology
	Index	Healthcare Index*	Funds category average†
Annual average
(life of fund)	13.91%	—	15.73%

10 years	155.92	—	224.08
Annual average	9.85	—	12.20

5 years	–12.83	12.50%	4.63
Annual average	–2.71	2.38	–0.08

1 year	12.56	17.65	17.60

Index and Lipper results should be compared to fund performance at net asset value.

* The Goldman Sachs Healthcare Index began operations on 8/29/96.

† Over the 1-, 5-, and 10-year periods ended 8/31/05, there were 177, 97, and 19 funds, respectively, in this Lipper category.

Fund price and distribution information
For the 12-month period ended 8/31/05

	Class A	Class B		Class C		Class M	Class R		Class Y

Distributions
(number)	1		1	1		1		1		1

Income	—		—	—		—		—		—

Capital gains

Long-term	$4.000		$4.000	$4.000		$4.000		$4.000	$4.000

Short-term	—		—	—		—		—		—

Total	$4.000		$4.000	$4.000		$4.000		$4.000	$4.000

Share value:	NAV POP		NAV	NAV		NAV POP		NAV		NAV
8/31/04	$57.80 $61.00		$53.34	$56.00		$55.57 $57.59		$57.51	$58.30

8/31/05	64.87 68.46		59.06	62.22		61.88 63.96*		64.36		65.64

* Reflects a reduction in sales charges that took effect on April 1, 2005.

Fund performance for most recent calendar quarter
Total return for periods ended 9/30/05

	Class A		Class B		Class C		Class M		Class R	Class Y

(inception dates)	(5/28/82)		(3/1/93)		(7/26/99)		(7/3/95)		(1/21/03)	(4/4/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Annual average
(life of fund)	13.56%	13.30%	12.60%	12.60%	12.71%	12.71%	12.89%	12.72%	13.27%	13.62%

10 years	155.85	142.41	137.38	137.38	137.62	137.62	143.45	134.93	149.62	159.42
Annual average	9.85	9.26	9.03	9.03	9.04	9.04	9.31	8.92	9.58	10.00

5 years	–11.15	–15.81	–14.41	–15.86	–14.40	–14.40	–13.32	–16.35	–12.21	–10.00
Annual average	–2.34	–3.38	–3.06	–3.39	–3.06	–3.06	–2.82	–3.51	–2.57	–2.09

1 year	19.97	13.66	19.09	14.09	19.09	18.09	19.39	15.21	19.70	20.29

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Health Sciences Trust from March 1, 2005, to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.69	$ 9.66	$ 9.66	$ 8.34	$ 7.02	$ 4.36

Ending value (after expenses)	$1,110.20	$1,106.20	$1,106.20	$1,107.60	$1,109.10	$1,111.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2005, use the calculation method below. To find the value of your investment on March 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 03/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.45	$ 9.25	$ 9.25	$ 7.98	$6.72	$ 4.18

Ending value (after expenses)	$1,019.81	$1,016.03	$1,016.03	$1,017.29	$1,018.55	$1,021.07

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Your fund’s annualized
expense ratio†	1.07%	1.82%	1.82%	1.57%	1.32%	0.82%

Average annualized expense
ratio for Lipper peer group‡	1.62%	2.37%	2.37%	2.12%	1.87%	1.37%

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 6/30/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001
Putnam Health Sciences Trust	31%	50%	53%	65%	48%

Lipper Health/Biotechnology
Funds category average	150%	150%	263%	245%	206%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on August 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 6/30/05.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Global Equity Research Team. Sheba Alexander and Kelsey Chen are the Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team’s management of the fund.

Fund ownership by the Portfolio Leaders

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund (in dollar ranges). Information shown is as of August 31, 2005, and August 31, 2004.

		$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year $0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over
Sheba Alexander	2005		*

Portfolio Leader	N/A

Kelsey Chen	2005		*

Portfolio Leader	N/A

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 8/31/04.

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $1,500,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officers of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leaders

Sheba Alexander and Kelsey Chen do not manage any other Putnam mutual funds. They may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders

During the year ended August 31, 2005, Sheba Alexander and Kelsey Chen became Portfolio Leaders of your fund. Prior to September 1, 2004, Putnam management had not designated any member of Putnam’s Global Equity Research Team as a Portfolio Leader of your fund.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of August 31, 2005, and August 31, 2004.

				$1 –	$10,001 –	$50,001 –	$100,001
	Year	$0		$10,000	$50,000	$100,000	and over

Philippe Bibi	2005		*

Chief Technology Officer	2004		*

Joshua Brooks	2005				*

Deputy Head of Investments	N/A

William Connolly	2005		*

Head of Retail Management	N/A

Kevin Cronin	2005		*

Head of Investments	2004		*

Charles Haldeman, Jr.	2005				*

President and CEO	2004				*

Amrit Kanwal	2005		*

Chief Financial Officer	2004		*

Steven Krichmar	2005		*

Chief of Operations	2004		*

Francis McNamara, III	2005			*

General Counsel	2004		*

Richard Robie, III	2005		*

Chief Administrative Officer	2004		*

Edward Shadek	2005		*

Deputy Head of Investments	N/A

Sandra Whiston	2005		*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 8/31/04.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%) .

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Goldman Sachs Healthcare Index is an unmanaged index of common stock performance within the health-care sector.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

NASDAQ Composite Index is an unmanaged capitalization-weighted index of all common stocks listed on the NASDAQ electronic stock market.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on total return at net asset value.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

  That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

  That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

  Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds spon- sored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 10th percentile in management fees and in the 1st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam Funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share performance at net asset value was in the following percentiles of its Lipper Inc. peer group for the one-, three-and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

60th	54th	78th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) The Trustees noted the disappointing performance for your fund for the five years ended December 31, 2004. In this regard, the Trustees considered that, in early 2005, Putnam Management assigned new portfolio managers to oversee the fund’s investment team. In addition, Putnam Management has made enhancements to the fund’s portfolio construction process, which focuses on understanding the correlation among securities in the fund’s portfolio.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Putnam Health Sciences Trust:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Health Sciences Trust (the “fund”) at August 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts October 11, 2005

The fund’s portfolio 8/31/05

COMMON STOCKS (98.3%)*

	Shares	Value

Biotechnology (19.8%)
Amgen, Inc. †	2,814,100	$224,846,590
Amylin Pharmaceuticals, Inc. † (S)	607,400	19,892,350
Basilea Pharmaceutical 144A (Switzerland) †	45,000	3,901,730
Biogen Idec, Inc. †	1,122,000	47,292,300
Charles River Laboratories International, Inc. †	335,400	17,045,028
Chiron Corp. † (S)	867,300	31,604,412
Genentech, Inc. †	1,564,100	146,931,554
Genzyme Corp. †	539,500	38,396,215
Idenix Pharmaceuticals, Inc. † (S)	199,235	4,237,728
MedImmune, Inc. †	298,700	8,940,091
Neurocrine Biosciences, Inc. † (S)	231,600	10,607,280
Nexia Biotechnologies, Inc. (Canada)	12,100	1,834
Nexia Biotechnologies, Inc. 144A (Canada) †	256,972	38,942
		553,736,054

Health Care Services (16.5%)
AmerisourceBergen Corp. (S)	765,000	57,122,550
Cardinal Health, Inc.	1,921,500	114,540,615
Caremark Rx, Inc. †	178,800	8,355,324
CIGNA Corp.	317,900	36,660,228
Community Health Systems, Inc. † (S)	230,300	8,481,949
Coventry Health Care, Inc. †	298,000	23,840,000
HCA, Inc. (S)	1,092,900	53,879,970
Health Management Associates, Inc. Class A (S)	1,250,000	30,400,000
Medco Health Solutions, Inc. †	326,000	16,062,020
Quest Diagnostics, Inc.	374,200	18,702,516
Triad Hospitals, Inc. † (S)	530,700	25,547,898
WellPoint, Inc. †	916,600	68,057,550
		461,650,620

Medical Technology (15.6%)
Baxter International, Inc.	1,078,200	43,483,806
Beckman Coulter, Inc. (S)	198,300	11,063,157
Becton, Dickinson and Co.	605,100	31,846,413
Boston Scientific Corp. †	1,221,700	32,839,296
C.R. Bard, Inc.	313,300	20,154,589
Edwards Lifesciences Corp. †	220,200	9,688,800
Medtronic, Inc. (S)	2,074,700	118,257,900
Nobel Biocare Holding AG (Switzerland)	106,700	23,298,267
PerkinElmer, Inc.	606,900	12,562,830
Respironics, Inc. †	204,600	8,012,136
St. Jude Medical, Inc. †	1,775,700	81,504,630
Synthes, Inc. (Switzerland)	351,700	42,234,031
		434,945,855

COMMON STOCKS (98.3%)* continued

	Shares	Value
Pharmaceuticals (46.4%)
Abbott Laboratories	1,955,500	$88,251,715
Astellas Pharma, Inc. (Japan)	1,142,000	40,589,801
Aurobindo Pharma, Ltd. (India)	536,838	4,591,185
Barr Pharmaceuticals, Inc. † (S)	656,000	29,920,160
Cephalon, Inc. † (S)	230,700	9,347,964
Eli Lilly Co.	1,862,500	102,474,750
GlaxoSmithKline PLC ADR (United Kingdom) (S)	1,727,900	84,183,288
Johnson & Johnson	3,630,300	230,124,718
Matrix Laboratories, Ltd. (India)	926,000	4,041,930
Novartis AG (Switzerland)	3,280,900	159,142,350
Par Pharmaceutical Cos., Inc. † (S)	148,600	3,591,662
Pfizer, Inc.	4,378,800	111,528,036
Roche Holding AG (Switzerland)	1,029,786	142,362,357
Sankyo Co., Ltd. (Japan)	2,064,000	41,832,254
Takeda Pharmaceutical Co., Ltd. (Japan)	689,200	37,200,673
Teva Pharmaceutical Industries, Ltd. ADR (Israel) (S)	922,800	29,935,632
Wyeth	3,809,200	174,423,268
		1,293,541,743

Total common stocks (cost $1,962,526,206)		$2,743,874,272

SHORT-TERM INVESTMENTS (9.3%)*

	Principal amount/shares	Value
Putnam Prime Money Market Fund (e)	54,726,160	$54,726,160
Short-term investments held as collateral for loaned
securities with yields ranging from 3.53% to 3.713%
and due dates ranging from September 1, 2005
to September 15, 2005 (d)	$204,386,216	204,256,517

Total short-term investments (cost $258,982,677)		$258,982,677

TOTAL INVESTMENTS
Total investments (cost $2,221,508,883)		$3,002,856,949

* Percentages indicated are based on net assets of $2,790,536,378.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at August 31, 2005.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at August 31, 2005: (as a percentage of Portfolio Value)
Israel	1.1%
Japan	4.3
Switzerland	13.3
United Kingdom	3.0
United States	78.0
Other	0.3

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 8/31/05 (aggregate face value $222,581,821)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)
Australian Dollar	$ 7,724,112	$ 7,617,833	10/19/05	$ 106,279
British Pound	90,458,323	90,679,466	9/21/05	(221,143)
Canadian Dollar	6,117,793	5,961,897	10/19/05	155,896
Danish Krone	11,345,162	11,380,667	9/21/05	(35,505)
Euro	106,715,806	106,941,958	9/21/05	(226,152)

Total				$(220,625)

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/05 (aggregate face value $228,392,450)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)
Japanese Yen	$ 30,120,955	$ 29,928,679	11/16/05	$ (192,276)
Swiss Franc	196,253,026	198,463,771	9/21/05	2,210,745

Total				$2,018,469

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/05

ASSETS
Investment in securities, at value, including $198,139,396
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,166,782,723)	$2,948,130,789
Affiliated issuers (identified cost $54,726,160) (Note 5)	54,726,160

Dividends, interest and other receivables	4,234,018

Receivable for shares of the fund sold	615,853

Receivable for securities sold	7,449,745

Receivable for variation margin (Note 1)	4,501

Receivable for open forward currency contracts (Note 1)	2,472,920

Receivable for closed forward currency contracts (Note 1)	315,124

Receivable for foreign tax reclaim	1,189,420

Total assets	$3,019,138,530

LIABILITIES
Payable to subcustodian (Note 2)	64

Payable for securities purchased	8,763,871

Payable for shares of the fund repurchased	7,212,884

Payable for compensation of Manager (Note 2)	3,920,868

Payable for investor servicing and custodian fees (Note 2)	1,133,193

Payable for Trustee compensation and expenses (Note 2)	330,529

Payable for administrative services (Note 2)	3,566

Payable for distribution fees (Note 2)	1,571,972

Payable for open forward currency contracts (Note 1)	675,076

Payable for closed forward currency contracts (Note 1)	479,671

Collateral on securities loaned, at value (Note 1)	204,256,517

Other accrued expenses	253,941

Total liabilities	228,602,152

Net assets	$2,790,536,378

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,843,765,982

Distributions in excess of net investment income (Note 1)	(1,780,755)

Accumulated net realized gain on investments
and foreign currency transactions (Note 1)	165,416,089

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	783,135,062

Total — Representing net assets applicable to capital shares outstanding	$2,790,536,378

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,799,441,827 divided by 27,738,944 shares)	$64.87

Offering price per class A share
(100/94.75 of $64.87)*	$68.46

Net asset value and offering price per class B share
($882,880,361 divided by 14,950,085 shares)**	$59.06

Net asset value and offering price per class C share
($45,698,500 divided by 734,420 shares)**	$62.22

Net asset value and redemption price per class M share
($32,844,851 divided by 530,798 shares)	$61.88

Offering price per class M share
(100/96.75 of $61.88)*	$63.96

Net asset value, offering price and redemption price per class R share
($319,905 divided by 4,971 shares)	$64.36

Net asset value, offering price and redemption price per class Y share
($29,350,934 divided by 447,161 shares)	$65.64

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/05

INVESTMENT INCOME
Dividends (net of foreign tax of $987,845)	$ 31,056,631

Interest (including interest income of $716,101
from investments in affiliated issuers) (Note 5)	737,854

Securities lending	200,406

Other Income (Note 6)	798,321

Total investment income	32,793,212

EXPENSES
Compensation of Manager (Note 2)	15,714,627

Investor servicing fees (Note 2)	6,926,040

Custodian fees (Note 2)	582,147

Trustee compensation and expenses (Note 2)	107,321

Administrative services (Note 2)	76,054

Distribution fees — Class A (Note 2)	4,324,217

Distribution fees — Class B (Note 2)	9,516,392

Distribution fees — Class C (Note 2)	453,347

Distribution fees — Class M (Note 2)	252,141

Distribution fees — Class R (Note 2)	925

Other	419,097

Non-recurring costs (Notes 2 and 6)	34,633

Costs assumed by Manager (Notes 2 and 6)	(34,633)

Fees waived and reimbursed by Manager (Note 5)	(39,922)

Total expenses	38,332,386

Expense reduction (Note 2)	(1,132,175)

Net expenses	37,200,211

Net investment loss	(4,406,999)

Net realized gain on investments (net of foreign tax of $10,791) (Notes 1 and 3)	242,835,782

Net realized loss on futures contracts (Note 1)	(786,549)

Net realized gain on foreign currency transactions (Note 1)	3,121,271

Net unrealized appreciation of assets and liabilities
in foreign currencies during the year	2,316,025

Net unrealized appreciation of investments during the year	260,932,864

Net gain on investments	508,419,393

Net increase in net assets resulting from operations	$504,012,394

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	8/31/05	8/31/04
Operations:
Net investment loss	$ (4,406,999)	$(6,495,334)

Net realized gain on investments
and foreign currency transactions	245,170,504	280,823,229

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	263,248,889	(11,330,028)

Net increase in net assets resulting from operations	504,012,394	262,997,867

Distributions to shareholders: (Note 1)

From net investment income

Class A	—	(12,932,741)

Class M	—	(31,999)

Class R	—	(76)

Class Y	—	(283,693)

From net realized long-term gain on investments

Class A	(114,159,540)	—

Class B	(71,822,844)	—

Class C	(3,157,733)	—

Class M	(2,379,074)	—

Class R	(8,597)	—

Class Y	(2,022,194)	—

Redemption fees (Note 1)	5,451	2,449

Decrease from capital share transactions (Note 4)	(415,726,470)	(1,080,743,581)

Total decrease in net assets	(105,258,607)	(830,991,774)

NET ASSETS
Beginning of year	2,895,794,985	3,726,786,759

End of year (including distributions in excess
of net investment income of $1,780,755 and
$484,236, respectively)	$2,790,536,378	$ 2,895,794,985

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

			Year ended

	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01
Net asset value,
beginning of period	$57.80	$53.97	$50.99	$65.80	$82.19

Investment operations:
Net investment income (a)	.07(d,e)	.05(d)	.11	.04	(.09)

Net realized and unrealized
gain on investments	11.00	4.15	2.87	(12.41)	(12.12)

Total from
investment operations	11.07	4.20	2.98	(12.37)	(12.21)

Less distributions:
From net investment income	—	(.37)	—	—	—

From net realized gain
on investments	(4.00)	—	—	(2.44)	(4.18)

Total distributions	(4.00)	(.37)	—	(2.44)	(4.18)

Redemption fees	—(f )	—(f )	—	—	—

Net asset value,
end of period	$64.87	$57.80	$53.97	$50.99	$65.80

Total return at
net asset value (%)(b)	20.14(e)	7.79	5.85	(19.55)	(15.70)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1,799,442 $1,739,957		$2,243,357	$2,443,292	$3,373,822

Ratio of expenses to
average net assets (%)(c)	1.10(d)	1.13(d)	1.07	1.00	.96

Ratio of net investment income (loss)
to average net assets (%)	.12(d,e)	.09(d)	.22	.06	(.13)

Portfolio turnover (%)	30.55	49.91	52.52	64.55	47.86

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.02 per share and 0.03% of average net assets for class A shares (Note 6).

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

			Year ended
	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$53.34	$49.86	$47.46	$61.85	$78.08

Investment operations:
Net investment loss (a)	(.35)(d,e)	(.35)(d)	(.26)	(.39)	(.61)

Net realized and unrealized
gain on investments	10.07	3.83	2.66	(11.56)	(11.44)

Total from
investment operations	9.72	3.48	2.40	(11.95)	(12.05)

Less distributions:
From net realized gain
on investments	(4.00)	—	—	(2.44)	(4.18)

Total distributions	(4.00)	—	—	(2.44)	(4.18)

Redemption fees	—(f )	—(f )	—	—	—

Net asset value,
end of period	$59.06	$53.34	$49.86	$47.46	$61.85

Total return at
net asset value (%)(b)	19.25(e)	6.98	5.06	(20.14)	(16.35)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$882,880 $1,042,683 $1,334,170			$1,475,577	$2,354,988

Ratio of expenses to
average net assets (%)(c)	1.85(d)	1.88(d)	1.82	1.75	1.71

Ratio of net investment loss
to average net assets (%)	(.64)(d,e)	(.66)(d)	(.53)	(.69)	(.88)

Portfolio turnover (%)	30.55	49.91	52.52	64.55	47.86

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.02 per share and 0.03% of average net assets for class B shares (Note 6).

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

			Year ended
	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$56.00	$52.34	$49.82	$64.81	$81.60

Investment operations:
Net investment loss (a)	(.37)(d,e)	(.37)(d)	(.27)	(.40)	(.61)

Net realized and unrealized
gain on investments	10.59	4.03	2.79	(12.15)	(12.00)

Total from
investment operations	10.22	3.66	2.52	(12.55)	(12.61)

Less distributions:
From net realized gain
on investments	(4.00)	—	—	(2.44)	(4.18)

Total distributions	(4.00)	—	—	(2.44)	(4.18)

Redemption fees	—(f )	—(f )	—	—	—

Net asset value,
end of period	$62.22	$56.00	$52.34	$49.82	$64.81

Total return at
net asset value (%)(b)	19.22(e)	6.99	5.06	(20.14)	(16.32)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$45,699	$47,401	$66,803	$72,725	$103,940

Ratio of expenses to
average net assets (%)(c)	1.85(d)	1.88(d)	1.82	1.75	1.71

Ratio of net investment loss
to average net assets (%)	(.64)(d,e)	(.66)(d)	(.53)	(.69)	(.86)

Portfolio turnover (%)	30.55	49.91	52.52	64.55	47.86

* Not annualized

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.02 per share and 0.03% of average net assets for class C shares (Note 6).

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

			Year ended
	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$55.57	$51.85	$49.23	$63.91	$80.34

Investment operations:
Net investment loss (a)	(.22)(d,e)	(.23)(d)	(.14)	(.26)	(.45)

Net realized and unrealized
gain on investments	10.53	3.99	2.76	(11.98)	(11.80)

Total from
investment operations	10.31	3.76	2.62	(12.24)	(12.25)

Less distributions:
From net investment income	—	(.04)	—	—	—

From net realized gain
on investments	(4.00)	—	—	(2.44)	(4.18)

Total distributions	(4.00)	(.04)	—	(2.44)	(4.18)

Redemption fees	—(f )	—(f )	—	—	—

Net asset value,
end of period	$61.88	$55.57	$51.85	$49.23	$63.91

Total return at
net asset value (%)(b)	19.55(e)	7.25	5.32	(19.94)	(16.13)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$32,845	$35,491	$50,605	$60,932	$95,388

Ratio of expenses to
average net assets (%)(c)	1.60(d)	1.63(d)	1.57	1.50	1.46

Ratio of net investment loss
to average net assets (%)	(.39)(d,e)	(.41)(d)	(.28)	(.44)	(.64)

Portfolio turnover (%)	30.55	49.91	52.52	64.55	47.86

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.02 per share and 0.03% of average net assets for class M shares (Note 6).

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS R

	PER-SHARE OPERATING PERFORMANCE

		Year ended	Year ended	Period
		8/31/05	8/31/04	1/21/03†-8/31/03

	Net asset value,
	beginning of period	$57.51	$53.89	$50.74

	Investment operations:
	Net investment income (loss) (a)	—(d,e,f )	(.06)(d)	(.01)

	Net realized and unrealized
	gain on investments	10.85	4.12	3.16

	Total from
	investment operations	10.85	4.06	3.15

	Less distributions:
	From net investment income	—	(.44)	—

	From net realized gain
	on investment	(4.00)	—	—

	Total distributions	(4.00)	(.44)	—

	Redemption fees	—(f )	—(f )	—

	Net asset value,
	end of period	$64.36	$57.51	$53.89

	Total return at
	net asset value (%)(b)	19.85(e)	7.54	6.21*

	RATIOS AND SUPPLEMENTAL DATA
	Net assets, end of period
	(in thousands)	$320	$17	$1

	Ratio of expenses to
	average net assets (%)(c)	1.35(d)	1.38(d)	.82*

	Ratio of net investment (loss)
	to average net assets (%)	—(d,e,g)	(.10)(d)	(.02)*

	Portfolio turnover (%)	30.55	49.91	52.52

†	Commencement of operations.

*	Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.02 per share and 0.04% of average net assets for class R shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

	PER-SHARE OPERATING PERFORMANCE

				Year ended
		8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

	Net asset value,
	beginning of period	$58.30	$54.45	$51.31	$66.03	$82.28

	Investment operations:
	Net investment income (a)	.22(d,e)	.21(d)	.26	.20	.09

	Net realized and unrealized
	gain on investments	11.12	4.17	2.88	(12.48)	(12.16)

	Total from
	investment operations	11.34	4.38	3.14	(12.28)	(12.07)

	Less distributions:
	From net investment income	—	(.53)	—	—	—

	From net realized gain
	on investments	(4.00)	—	—	(2.44)	(4.18)

	Total distributions	(4.00)	(.53)	—	(2.44)	(4.18)

	Redemption fees	—(f )	—(f )	—	—	—

	Net asset value,
	end of period	$65.64	$58.30	$54.45	$51.31	$66.03

	Total return at
	net asset value (%)(b)	20.44(e)	8.06	6.12	(19.34)	(15.50)

	RATIOS AND SUPPLEMENTAL DATA
	Net assets, end of period
	(in thousands)	$29,351	$30,247	$31,851	$28,530	$26,614

	Ratio of expenses to
	average net assets (%)(c)	.85(d)	.88(d)	.82	.75	.71

	Ratio of net investment income
	to average net assets (%)	.37(d,e)	.35(d)	.48	.33	.12

	Portfolio turnover (%)	30.55	49.91	52.52	64.55	47.86

†	Commencement of operations.

*	Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.02 per share and 0.03% of average net assets for class Y shares (Note 6).

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/05

Note 1: Significant accounting policies

Putnam Health Sciences Trust (“the fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing primarily in the common stocks of companies in the health sciences industries. The fund concentrates its investments in one sector which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Prior to April 1, 2005, the maximum front-end sales charge for class M shares was 3.50% . Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At August 31, 2005, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest, or swaps, to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At August 31, 2005, the value of securities loaned amounted to $198,139,396. The fund received cash collateral of $204,256,517 which is pooled with collateral of other Putnam funds into 23 issues of high grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclass-ifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of wash sale transactions, and foreign currency gains and losses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2005, the fund reclassified $3,110,480 to decrease distributions in excess of net investment income and $2,324,748 to increase paid-in-capital, with a decrease to accumulated net realized gains of $5,435,228.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 776,554,076
Unrealized depreciation	(33,991,310)
———————
Net unrealized appreciation	742,562,766
Undistributed ordinary income	52,597
Undistributed short term gain	79,027,150
Undistributed long term
capital gain	125,446,917
Cost for federal income
tax purposes	$2,260,294,183

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through August 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding

12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the year ended August 31, 2005, Putnam Management did not waive any of its management fee from the fund. For the period ended August 31, 2005, Putnam Management has assumed $34,633 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended August 31, 2005, the fund paid PFTC $7,507,843 for these services.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At August 31, 2005, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended, August 31, 2005 the fund’s expenses were reduced by $1,132,175 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $660, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam

Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended August 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $77,620 and $1,964 from the sale of class A and class M shares, respectively, and received $1,226,729 and $1,921 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2005, Putnam Retail Management, acting as underwriter, received $925 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended August 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $843,496,782 and $1,459,379,316, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At August 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Year ended 8/31/05:
Shares sold	3,062,467	$ 183,650,312

Shares issued
in connection
with reinvestment
of distributions	1,775,558	100,816,200

	4,838,025	284,466,512

Shares
repurchased	(7,201,517)	(429,113,903)

Net decrease	(2,363,492)	$(144,647,391)

Year ended 8/31/04:
Shares sold	2,051,449	$ 119,986,119

Shares issued
in connection
with reinvestment
of distributions	199,329	11,315,886

	2,250,778	131,302,005

Shares
repurchased	(13,713,507)	(784,663,981)

Net decrease	(11,462,729)	$(653,361,976)

CLASS B	Shares	Amount
Year ended 8/31/05:
Shares sold	697,077	$ 37,964,761

Shares issued
in connection
with reinvestment
of distributions	1,210,172	62,892,630

	1,907,249	100,857,391

Shares
repurchased	(6,505,269)	(354,891,662)

Net decrease	(4,598,020)	$(254,034,271)

Year ended 8/31/04:
Shares sold	967,967	$ 52,209,102

Shares issued
in connection
with reinvestment
of distributions	—	—

	967,967	52,209,102

Shares
repurchased	(8,180,513)	(433,637,343)

Net decrease	(7,212,546)	$(381,428,241)

CLASS C	Shares	Amount	CLASS R	Shares	Amount
Year ended 8/31/05:			Year ended 8/31/05:
Shares sold	88,293	$ 5,117,786	Shares sold	5,120	$299,650

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	48,743	2,669,135	of distributions	152	8,597

	137,036	7,786,921		5,272	308,247

Shares			Shares
repurchased	(249,124)	(14,294,092)	repurchased	(599)	(35,110)

Net decrease	(112,088)	$ (6,507,171)	Net increase	4,673	$273,137

Year ended 8/31/04:			Year ended 8/31/04:
Shares sold	96,093	$ 5,441,680	Shares sold	297	$ 16,804

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	—	—	of distributions	1	67

	96,093	5,441,680		298	16,871

Shares			Shares
repurchased	(525,960)	(29,168,786)	repurchased	(20)	(1,115)

Net decrease	(429,867)	$(23,727,106)	Net increase	278	$ 15,756

CLASS M	Shares	Amount	CLASS Y	Shares	Amount
Year ended 8/31/05:			Year ended 8/31/05:
Shares sold	35,641	$ 2,059,969	Shares sold	120,024	$ 7,233,105

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	40,653	2,209,464	of distributions	35,260	2,022,194

	76,294	4,269,433		155,284	9,255,299

Shares			Shares
repurchased	(184,145)	(10,500,172)	repurchased	(226,898)	(13,835,334)

Net decrease	(107,851)	$ (6,230,739)	Net decrease	(71,614)	$ (4,580,035)

Year ended 8/31/04:			Year ended 8/31/04:
Shares sold	40,219	$ 2,266,996	Shares sold	132,948	$ 7,854,057

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	538	29,495	of distributions	4,964	283,693

	40,757	2,296,491		137,912	8,137,750

Shares			Shares
repurchased	(378,111)	(20,782,119)	repurchased	(204,040)	(11,894,136)

Net decrease	(337,354)	$(18,485,628)	Net decrease	(66,128)	$ (3,756,386)

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended August 31, 2005, management fees paid were reduced by $39,922 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $716,101 for the year ended August 31, 2005. During the year ended August 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $591,060,144 and $573,432,658, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the Securities and Exchange Commission resolving its inquiry into Putnam Management’s alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the Securities and Exchange Commission. Of these amounts, $798,321 has been allocated for distribution to the fund pursuant to a plan approved by the Securities and Exchange Commission and is included in Other income on the Statement of operations. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Federal tax information (Unaudited)

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $157,615,192 as long term capital gain, for its taxable year ended August 31, 2005.

The fund has designated 25.04% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2005, the fund hereby designates 40.5% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Research group for the year ended August 31, 2005. The other Putnam mutual funds in this group are Putnam Global Natural Resources Fund, Putnam Research Fund, Putnam Utilities Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT Research Fund, and Putnam VT Utilities Growth and Income Fund.

The top five firms that received brokerage commissions for trades executed for the Research group are (in descending order) Goldman Sachs, Citigroup Global Markets, Lehman Brothers, Deutsche Bank Securities, and UBS Warburg. Commissions paid to these firms together represented approximately 48% of the total brokerage commissions paid for the year ended August 31, 2005.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, JP Morgan Clearing, Lazard Freres & Co., Merrill Lynch, Morgan Stanley Dean Witter, RBC Capital Markets, SG Cowen, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer
and Principal Executive Officer
Since 1989
Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,
Putnam Investments
Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002
Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP
Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000
Managing Director, Putnam Investments
Beth S. Mazor (4/6/58)
Vice President
Since 2002
Senior Vice President, Putnam Investments
Daniel T. Gallagher (2/27/62)
Senior Vice President, Staff Counsel
and Compliance Liaison
Since 2004
Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court
Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004
Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.
Richard S. Robie, III (3/30/60)
Vice President
Since 2004
Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation
Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004
Managing Director, Putnam Investments
Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002
Senior Vice President, Putnam Investments
Judith Cohen (6/7/45)
Vice President, Clerk and Assistant Treasurer
Since 1993
Wanda M. McManus (1/4/47)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005
Nancy T. Florek (6/13/57)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund†

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*†
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund‡
Money Market Fund§
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund
State tax-free income funds:
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three
investment portfolios that spread your
money across a variety of stocks, bonds,
and money market investments.
The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten
investment portfolios that offer diversifica-
tion among stocks, bonds, and money
market instruments and adjust to become
more conservative over time based on a
target date for withdrawing assets.
The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .* Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.) Ongoing expenses will be limited Through calendar 2006, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 2% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III

Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Senior Vice President, Staff
Counsel and Compliance Liaison

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Vice President, Clerk
and Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer
and Proxy Manager

This report is for the information of shareholders of Putnam Health Sciences Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN008 226712 10/05

Item 2. Code of Ethics:

(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund’s principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam’s Director of Government Relations prior to engaging in lobbying activities.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing

Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditors:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2005	$ 65,402*	$ -	$ 4,362	$ 1,516
August 31, 2004	$ 72,261*	$-	$ 3,628	$614

* Includes fees of $ 1,649 and $ 2,873 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended August 31, 2005 and August 31, 2004, respectively. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended August 31, 2005 and August 31, 2004, the fund’s independent auditors billed aggregate non-audit fees in the amounts of $ 193,625 and $ 136,501 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund’s last two fiscal years.

Audit-Related Fees represents fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to an analysis of recordkeeping fees and fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC (“Putnam Management”) and certain of its affiliates to engage the services of the funds’ independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor’s engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund’s principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees All Other Fees		Total
Non-Audit Fees
August 31, 2005	$-	$ -	$ -	$ -
August 31, 2004	$-	$ -	$ -	$ -

Item 5. Audit Committee:

Not applicable

Item 6. Schedule of Investments:

Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures
For Closed-End Management Investment Companies:

Not applicable

Item 8. Purchases of Equity Securities by Closed-End Management
Investment Companies and Affiliated Purchasers:

Not applicable

Item 9. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 10. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 11. Exhibits:

(a)	Not applicable

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):	/s/ Michael T. Healy
Michael T. Healy
Principal Accounting Officer
Date: November 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer
Date: November 7, 2005

By (Signature and Title):	/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: November 7, 2005